EXHIBIT 10.3

                             AMENDMENT NUMBER SIX TO
                              THE COCA-COLA COMPANY
                          KEY EXECUTIVE RETIREMENT PLAN

     THIS AMENDMENT to The Coca-Cola Company Key Executive Retirement Plan (the "Plan") is adopted by the Corporate Retirement Plan Administrative Committee (the "Committee").

                             W I T N E S S E T H :

     WHEREAS, Section 7.5 of the Plan provides that the Committee may amend the Plan at any time; and

     WHEREAS, The Coca-Cola Company (the "Company") wishes to appoint a single administrative committee, known as The Coca-Cola Company Benefits Committee (the "Benefits Committee"), as plan administrator for the majority of its welfare and retirement plans; and

     WHEREAS, the Senior Vice President, Human Resources of The Coca-Cola Company has appointed members to the Benefits Committee; and

     WHEREAS, the Committee wishes to amend the Plan to transfer administration authority of the Plan to the Benefits Committee.

     NOW, THEREFORE, the Committee hereby amends the Plan as follows:

          Effective the date following the adoption of this Amendment Six, the term "Corporate Retirement Plan Administrative Committee" shall be deleted wherever the same appears and "The Coca-Cola Company Benefits Committee" shall be inserted in lieu thereof.

     IN WITNESS WHEREOF, the Committee has adopted this Amendment on the date shown below, but effective as of the dates indicated above.


                                       Corporate Retirement Plan Administrative
                                       Committee


                                       By  /s/ Barbara S. Gilbreath
                                           -------------------------
                                           Chairman

                                       Date    2/27/03
                                             -----------------------



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